UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: March 18, 2015
(Date of earliest event reported)
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Stillwater Mining Company
(Exact name of registrant as specified in its charter)

Delaware	001-13053	81-0480654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1321 Discovery Drive, Billings, Montana	59102
(Address of principal executive offices)	(Zip Code)

(406) 373-8700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Compensation Arrangements for Officers

On March 12, 2015, Stillwater Mining Company (the “Company”) entered into executive employment agreements with each of Kristen K. Koss, Vice President, Human Resources and Safety, Brent R. Wadman, Vice President of Legal Affairs and Corporate Secretary and Rhonda L. Ihde, Corporate Controller. The following summaries do not purport to be complete descriptions of the terms and conditions of each agreement, and are qualified in their entirety by reference to the text of each agreement, which are attached as exhibits hereto.

Kristen K. Koss Executive Employment Agreement

Term: The agreement provides for an initial term continuing through March 12, 2016. The agreement may be renewed for successive one-year terms upon written agreement of both parties no later than 30 days prior to the end of the then current term.

Base Salary: Ms. Koss shall receive an initial base salary of $230,000 per year, subject to periodic review and adjustment; provided, however, such base salary may not be reduced except in connection with an across-the-board reduction of the salaries of all named executive officers of the Company.

Short Term Incentive Program: Ms. Koss shall participate in the Company’s Short-Term Incentive Program (“STIP”) as follows:

For each calendar year beginning January 1, 2015, Ms. Koss will be eligible to earn a target STIP bonus of 55% of her base salary, determined based upon the Company’s achievement of performance targets established by the board of directors.

Long Term Incentive Program: Ms. Koss shall participate in the Company’s Long Term Incentive Plan (“LTIP”) as follows:

For each calendar year beginning January 1, 2015, Ms. Koss will participate in the Company’s LTIP, and will be eligible to earn a grant of equity instruments with a target value of 50% of Ms. Koss’s base salary. Awards under the LTIP will consist of 60% performance-vested awards, which vest based on achievement of performance goals over a three year period, and 40% time-vested awards. The terms and conditions of each LTIP grant, vesting conditions and performance targets will be set forth in annual award agreements between the Company and Ms. Koss approved by the board of directors and subject to the Company’s 2012 Equity Incentive Plan.

Additional Benefits: During the term of the Agreement, Ms. Koss shall be entitled to participate in all health insurance, pension, retirement, profit-sharing or other benefit plans adopted by the Company for its senior management, and may take up to six weeks of paid vacation per year.

Compensation upon Termination: Upon termination of Ms. Koss’s employment during the term of the agreement, Ms. Koss shall be entitled to the following:

If Ms. Koss’s employment is terminated by the Company for Cause (as defined in the agreement), or Ms. Koss resigns without Good Reason (as defined in the agreement), the Company shall pay Ms. Koss all accrued but unpaid base salary and all accrued but unused vacation earned through the date of termination or resignation, and any reimbursement of expenses owed to Ms. Koss; however, Ms. Koss will not be eligible for any STIP or LTIP award payments for the year in which such termination or resignation occurs, and unvested equity awards shall be forfeited on the date of such termination or resignation.

If Ms. Koss’s employment is terminated by the Company for Underperformance (as defined in the agreement), or Ms. Koss resigns for Good Reason, the Company shall pay Ms. Koss the following benefits upon execution of a release in favor of the Company: (a) all accrued but unpaid base salary and all accrued but unused vacation earned through the date of termination or resignation, (b) any reimbursement of expenses owed to Ms. Koss, (c) an amount equal to two times Ms. Koss’s then effective base salary, paid out in 24 equal monthly installments, (d) an amount equal to two times the average of her target and actual STIP award for the calendar year immediately proceeding such termination or resignation, paid out in 24 equal monthly installments, and (f) an amount equally to 18 months of Ms. Koss’s cost to continue medical insurance coverage pursuant to COBRA, provided that she is eligible for and elects such continuation coverage.

If Ms. Koss’s employment terminates as a result of death or Disability (as defined in the agreement), the Company shall pay Ms. Koss or her estate: (a) all accrued but unpaid base salary and all accrued but unused vacation earned through the date of termination or resignation, (b) any reimbursement of expenses owed to Ms. Koss, (c) a pro-rata portion of Ms. Koss’s STIP bonus for the year in which such termination occurs based on the Company’s achievement of established performance targets in that year.

Restrictive Covenants: For two years following the termination of Ms. Koss’s employment with the Company for any reason, the agreement provides that, if Ms. Koss owns, operates, manages, controls, participates in, is employed by, performs any services for or otherwise assists any enterprise or venture that directly competes with the Company, then Ms. Koss must pay to the Company 100% of all gross revenue earned by such enterprise or venture from any customers who were customers of the Company on the date of Ms. Koss’s termination or at any time during the thirty-day period immediately preceding such termination date. In addition, for two years following termination of employment with the Company, Ms. Koss may not, without the consent of the Company, directly or indirectly solicit the employment or retaining of any employees or consultants of the Company or its affiliates.

Brent R. Wadman Executive Employment Agreement

Except for the following, the provisions of Mr. Wadman’s executive employment agreement are materially the same as those found in Ms. Koss’s executive employment agreement.

Base Salary: Mr. Wadman shall receive an initial base salary of $235,000 per year, subject to periodic review and adjustment; provided, however, such base salary may not be reduced except in connection with an across-the-board reduction of the salaries of all named executive officers of the Company.

Short Term Incentive Program: Mr. Wadman shall participate in the Company’s STIP as follows:

For each calendar year beginning January 1, 2015, Mr. Wadman will be eligible to earn a target STIP bonus of 40%   of his base salary, determined based upon the Company’s achievement of performance targets established by the board of directors.

Long Term Incentive Program: Mr. Wadman shall participate in the Company’s LTIP as follows:

For each calendar year beginning January 1, 2015, Mr. Wadman will participate in the Company’s LTIP, and will be eligible to earn a grant of equity instruments with a target value of 60% of Mr. Wadman’s base salary. Awards under the LTIP will consist of 60% performance-vested awards, which vest based on achievement of performance goals over a three year period, and 40% time-vested awards. The terms and conditions of each LTIP grant, vesting conditions and performance targets will be set forth in annual award agreements between the Company and Mr. Wadman approved by the board of directors and subject to the Company’s 2012 Equity Incentive Plan.

Rhonda L. Ihde Executive Employment Agreement

Except for the following, the provisions of Ms. Ihde’s executive employment agreement are materially the same as those found in Ms. Koss’s executive employment agreement.

Base Salary: Ms. Ihde shall receive an initial base salary of $221,000 per year, subject to periodic review and adjustment; provided, however, such base salary may not be reduced except in connection with an across-the-board reduction of the salaries of all named executive officers of the Company.

Short Term Incentive Program: Ms. Ihde shall participate in the Company’s STIP as follows:

For each calendar year beginning January 1, 2015, Ms. Ihde will be eligible to earn a target STIP bonus of 30% of her base salary, determined based upon the Company’s achievement of performance targets established by the board of directors.

Long Term Incentive Program: Ms. Ihde shall participate in the Company’s LTIP as follows:

For each calendar year beginning January 1, 2015, Ms. Ihde will participate in the Company’s LTIP, and will be eligible to earn a grant of equity instruments with a target value of 40% of Ms. Ihde’s base salary. Awards under the LTIP will consist of 60% performance-vested awards, which vest based on achievement of performance goals over a three year period, and 40% time-vested awards. The terms and conditions of each LTIP grant, vesting conditions and performance targets will be set forth in annual award agreements between the Company and Ms. Ihde approved by the board of directors and subject to the Company’s 2012 Equity Incentive Plan.

Item 9.01. Financial Statements and Exhibits.

Exhibit 10.1	Executive Employment Agreement between Stillwater Mining Company and Kristen K. Koss dated March 12, 2015

Exhibit 10.2	Executive Employment Agreement between Stillwater Mining Company and Brent R. Wadman dated March 12, 2015

Exhibit 10.3	Executive Employment Agreement between Stillwater Mining Company and Rhonda L. Ihde dated March 12, 2015

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stillwater Mining Company
(Registrant)
March 18, 2015	/s/ BRENT R. WADMAN
(Date)	Brent R. Wadman Corporate Secretary

Exhibit Index

10.1	Executive Employment Agreement between Stillwater Mining Company and Kristen K. Koss dated March 12, 2015

10.2	Executive Employment Agreement between Stillwater Mining Company and Brent R. Wadman dated March 12, 2015

10.3	Executive Employment Agreement between Stillwater Mining Company and Rhonda L. Ihde dated March 12, 2015